U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 21, 2005


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this
Item 7.01,"Regulation FD Disclosure" and Item 2.02, " Results of Operations and Financial Condition."

FOR IMMEDIATE RELEASE                                             March 21, 2005


                           Berkeley Technology Limited

                          Preliminary Financial Results
                               For the Year Ended
                                December 31, 2004



London, March 21, 2005 - Berkeley Technology Limited (OTCBB:  BKLYY.PK,  London:
BEK.L) (the "Company") today reported financial results for the year ended December 31, 2004. The Company's consolidated net loss, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") for the year ended December 31, 2004, was $12.1 million, or $(0.24) per diluted share and $(2.39) per diluted ADR, compared with net income of $11.0 million, or $0.22 per diluted share and $2.15 per diluted ADR, for the year ended December 31, 2003. For the year ended December 31, 2004, the Company's consolidated net loss from continuing operations was $12.1 million, or $(0.24) per diluted share and $(2.39) per diluted ADR, compared with a net income from continuing operations of $1.1 million, or $0.02 per diluted share and $0.21 per diluted ADR, for 2003. No dividends will be paid on the outstanding shares and ADRs for 2004.

The Company reports net income (loss) and diluted earnings (loss) per share and ADR in accordance with U.S. GAAP.

The results of operations for 2004 were significantly impacted by the decrease in the value of the listed equity securities held by the Company, and by the write-off of a private equity security. Net realized and unrealized investment losses totaled $7.7 million in 2004, compared to net realized and unrealized investment gains of $7.3 million in 2003. During 2004, the Company sold its remaining holdings in Packeteer, Inc. common stock. Subsequent to this sale, as well as the sale of all but $0.1 million of other listed equity securities in January 2005, the impact of stock market volatility on the Company's financial results has been reduced greatly.

London Pacific Assurance Limited ("LPAL"), the Company's Jersey, Channel Islands based insurance company, continued to serve its policyholders; however, no new policies are currently being sold. Policyholder liabilities for LPAL fell during 2004 by $6.8 million to $21.2 million primarily due to maturing policies. As of December 31, 2004, LPAL's corporate bonds, cash and accrued interest totaled $31.8 million.

The Company has implemented, or is in the process of implementing, cost reductions that, when fully effective in 2006, are expected to reduce the Company's annual expenses by approximately $1.0 million.

The Company now focuses on its venture capital and consulting business, which works with North American technology companies that are looking to grow their businesses or to expand their investor base overseas, primarily in Europe and Japan. The Company advises on overseas operations, assists in locating partners, customers and investment capital, and occasionally takes principal positions where the case is compelling and the timeframe for realization could be relatively short. It is still early in the process but consulting fees are now being generated.

                                      *****

Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.


Please address any inquiries to:

Ian Whitehead                        Jersey                       (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited


The Company's 2004 annual report will be sent to shareholders during April. Copies of this report may be obtained by contacting the registered office in Jersey, Channel Islands.

Form 10-K for the year ended December 31, 2004

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Consolidated Statements of Income (Preliminary)
Under U.S. GAAP
In thousands, except per share and ADS amounts

                                                                          Years Ended December 31,
                                                                  .......................................
                                                                     2004          2003         2002(1)
                                                                  ...........   ...........   ...........
Continuing operations:

Revenues:
Investment income                                                 $     1,397   $     1,887   $     6,590
Insurance policy charges                                                    4             6         1,155
Consulting and other fee income                                           513             -         2,908 (2)
Net realized investment gains (losses)                                  4,700       (15,312)      (21,507)
Change in net unrealized investment gains and losses on trading
    securities                                                        (12,373)       22,617       (22,483)
                                                                  ...........   ...........   ...........

                                                                       (5,759)        9,198       (33,337)
Expenses:
Amounts credited on insurance policyholder accounts                     1,358         1,922         6,031
Amortization of deferred policy acquisition costs                           -             -         2,952
Operating expenses                                                      4,629         5,553        10,804
Goodwill amortization and write-offs                                        -             -           389
Interest expense                                                          105           676           965
                                                                  ...........   ...........   ...........

                                                                        6,092         8,151        21,141
                                                                  ...........   ...........   ...........
Income (loss) from continuing operations before income taxes          (11,851)        1,047       (54,478)

Income tax expense (benefit)                                              290           (42)        1,291
                                                                  ...........   ...........   ...........

Income (loss) from continuing operations                              (12,141)        1,089       (55,769)

Discontinued operations:
Loss from discontinued operations, net of income
    tax expense (benefit) of $0, $2 and $(4,943), respectively              -        (1,758)     (111,203)
Income (loss) on disposal of discontinued operations, net of
income                                                                      -        11,685       (38,532)
    tax expense of $0, $36 and $0, respectively
                                                                  ...........   ...........   ...........
Income (loss) on discontinued operations                                    -         9,927      (149,735)
                                                                  ...........   ...........   ...........

Net income (loss)                                                 $   (12,141)  $    11,016     $(205,504)
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........

(1)  Reclassifications have been made related to discontinued operations.

(2)  Amount represents revenues earned from an entity included in discontinued operations.

Berkeley Technology Limited
Consolidated Statements of Income (Preliminary) (Continued)
Under U.S. GAAP
In thousands, except per share and ADS amounts

                                                                          Years Ended December 31,
                                                                  .......................................
                                                                     2004          2003         2002(1)
                                                                  ...........   ...........   ...........

Basic earnings (loss) per share and ADS:

Basic earnings (loss) per share:
Continuing operations                                             $     (0.24)  $      0.02   $     (1.10)
Discontinued operations                                                     -          0.20         (2.95)
                                                                  ...........   ...........   ...........
                                                                  $     (0.24)  $      0.22   $     (4.05)
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........

Basic earnings (loss) per ADS:
Continuing operations                                             $     (2.39)  $      0.21   $    (10.99)
Discontinued operations                                                     -          1.96        (29.50)
                                                                  ...........   ...........   ...........
                                                                  $     (2.39)  $      2.17   $    (40.49)
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........

Diluted earnings (loss) per share and ADS:

Diluted earnings (loss) per share:
Continuing operations                                             $     (0.24)  $      0.02   $     (1.10)
Discontinued operations                                                     -          0.20         (2.95)
                                                                  ...........   ...........   ...........
                                                                  $     (0.24)  $      0.22   $     (4.05)
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........

Diluted earnings (loss) per ADS:
Continuing operations                                             $     (2.39)  $      0.21   $    (10.99)
Discontinued operations                                                     -          1.94        (29.50)
                                                                  ...........   ...........   ...........
                                                                  $     (2.39)  $      2.15   $    (40.49)
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........

(1) Reclassifications have been made related to discontinued operations.

Berkeley Technology Limited
Consolidated Balance Sheets (Preliminary)
Under U.S. GAAP
In thousands, except share amounts

                                                                                        December 31,
                                                                                .........................
                                                                                   2004           2003
                                                                                ...........   ...........
                                 ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
    Available-for-sale, at fair value (amortized cost: $21,341 and
      $25,403 as of December 31, 2004 and 2003, respectively)                   $    21,377   $    25,393
  Equity securities:
    Trading, at fair value (cost: $586 and $4,544 as of December 31,
      2004 and 2003, respectively)                                                      552        16,882
    Available-for-sale, at estimated fair value (cost: $850 and
      $4,262 as of  December 31, 2004 and 2003, respectively)                           850         4,262

                                                                                ...........   ...........
Total investments                                                                    22,779(1)     46,537

Cash and cash equivalents                                                            19,495(1)     14,408
Cash held in escrow                                                                   1,005           999
Accrued investment income                                                               737           926
Property and equipment, net                                                              70           117
Other assets                                                                            621           526
                                                                                ...........   ...........
Total assets                                                                    $    44,707   $    63,513
                                                                                ...........   ...........
                                                                                ...........   ...........

                  LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                               $    21,229   $    28,054
Accounts payable and accruals                                                           585           562
                                                                                ...........   ...........
Total liabilities                                                                    21,814        28,616
                                                                                ...........   ...........
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized; 64,439,073 shares issued and outstanding as of
  December 31, 2004  and 2003                                                         3,222         3,222
Additional paid-in capital                                                           68,615        68,615
Retained earnings                                                                    14,929        27,070
Employee benefit trusts, at cost (13,684,881 shares as of December 31,
  2004 and 2003)                                                                    (63,571)      (63,571)
Accumulated other comprehensive loss                                                   (302)         (439)
                                                                                ...........   ...........
Total shareholders' equity                                                           22,893        34,897
                                                                                ...........   ...........
Total liabilities and shareholders' equity                                      $    44,707   $    63,513
                                                                                ...........   ...........
                                                                                ...........   ...........

(1) Includes $22,687 of investments and $9,658 of cash and cash equivalents in the Company's insurance subsidiary (LPAL) which are not currently available to fund the operations or commitments of the
    Company or its other subsidiaries.

Berkeley Technology Limited
Consolidated Statements of Cash Flows (Preliminary)
Under U.S. GAAP
In thousands

                                                                          Years Ended December 31,
                                                                  .......................................
                                                                      2004         2003         2002(1)
                                                                   ......................................
Cash flows from continuing operating activities:
Net income (loss)                                                 $   (12,141)  $     1,089   $   (55,769)

Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
Depreciation and amortization                                              53            79           460
Amortization of deferred policy acquisition costs                           -             -         2,952
Deferred income tax expense                                                 -             -         2,898
Amounts credited on insurance policyholder accounts                     1,358         1,922         6,031
Net realized investment losses (gains)                                 (4,700)       15,312        21,507
Change in net unrealized investment gains and losses on
  trading securities                                                   12,373       (22,617)       22,483
Net amortization of investment premiums and discounts                     572           313           289

Net changes in operating assets and liabilities:
  Trading equity securities                                            12,009        11,879        32,623
  Accrued investment income                                               189           (26)        2,314
  Deferred policy acquisition costs                                         -             -          (250)
  Other assets                                                           (112)          733           391
  Life insurance policy liabilities                                        (4)           (6)            4
  Accounts payable, accruals and other liabilities                        174          (804)       (3,196)
  Income taxes payable                                                     17           (26)       (3,034)

Other operating cash flows                                                 (6)          223          (471)
                                                                  ...........   ...........   ...........
Net cash provided by continuing operations                              9,782         8,071        29,232
                                                                  ...........   ...........   ...........
Write-off of doubtful receivables from discontinued operations              -             -       (15,614)
Capital paid in to discontinued operations                                  -          (523)       (3,050)
Amounts due to discontinued operations                                      -             -        (2,793)
                                                                  ...........   ...........   ...........
Net cash used in discontinued operations                                    -          (523)      (21,457)
                                                                  ...........   ...........   ...........
Net cash provided by operating activites                                9,782         7,548         7,775
                                                                  ...........   ...........   ...........
Cash flows from investing activities:
Payment of guarantee obligations                                            -       (10,836)            -
Purchases of held-to-maturity fixed maturity securities                     -             -        (2,828)
Purchases of available-for-sale fixed maturity securities                   -       (17,096)       (7,447)
Purchases of available-for-sale equity securities                         (15)            -             -
Proceeds from sale and maturity of available-for-sale fixed
  maturity securities                                                   5,060        24,595        96,884
Proceeds from sale of available-for-sale equity securities                 75             9             -
Proceeds from disposal of discontinued operations                           -        16,148             -
Capital expenditures                                                       (5)           (4)          (16)
                                                                  ...........   ...........   ...........
Net cash provided by investing activities                               5,115        12,816        86,593
                                                                  ...........   ...........   ...........

(1)   Reclassifications have been made related to discontinued operations.

Berkeley Technology Limited
Consolidated Statements of Cash Flows (Preliminary)
(Continued)
Under U.S. GAAP
In thousands

                                                                          Years Ended December 31,
                                                                  .......................................
                                                                     2004          2003         2002(1)
                                                                  ...........   ...........   ...........
Cash flows from financing activities:
Insurance policyholder contract deposits                                    -             -         6,827
Insurance policyholder benefits paid                                   (9,824)      (12,330)     (117,063)
Proceeds from disposal of shares by the employee benefit trusts             -             -            43
Dividends paid                                                              -             -        (2,032)
Proceeds from issuance of notes payable                                     -             -         2,440
Repayments of notes payable                                                 -        (9,314)      (30,000)
                                                                  ...........   ...........   ...........
Net cash used in financing activities                                  (9,824)      (21,644)     (139,785)
                                                                  ...........   ...........   ...........

Net increase (decrease) in cash and cash equivalents                    5,073        (1,280)      (45,417)
Cash and cash equivalents at beginning of year (2)                     14,408        15,308        60,571
Foreign currency translation adjustment                                    14           380           154
                                                                  ...........   ...........   ...........
Cash and cash equivalents at end of year (2), (3)                 $    19,495   $    14,408   $    15,308
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........



(1)   Reclassifications have been made related to discontinued operations.

(2)   Amounts reflect continuing operations only.  Does not include $1,005 of cash held in escrow as of December 31, 2004.

(3)   The amount for December 31, 2004 includes $9,658 in the Company's  insurance  subsidiary (LPAL) which is not currently available to fund the operations or commitments of the Company or its other subsidiaries.